                                                                  Exhibit 10.25

                                                                  Conformed Copy
                                                                  --------------


================================================================================


                   AGREEMENT FOR PURCHASE AND SALE OF STOCK


                          dated as of August 21, 1996



                                     among


                              RESPIRONICS, INC.,

                        LIFECARE(R) INTERNATIONAL, INC.

                                      and

                             LIFECARE STOCKHOLDERS



================================================================================

                               TABLE OF CONTENTS

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                                                                         ----

ARTICLE I     PURCHASE AND SALE OF SHARES................................   1

              Section 1.1     Sale and Purchase of Shares................   1

ARTICLE II    THE CLOSING................................................   2

              Section 2.1     Closing....................................   2

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF THE
                COMPANY AND THE COMPANY STOCKHOLDERS.....................   3

              Section 3.1     Organization of the Company
                                and Its Subsidiaries.....................   3
              Section 3.2     Capital Structure..........................   3
              Section 3.3     Authority; No Conflict; Required
                                Filings and Consents.....................   5
              Section 3.4     Financial Statements.......................   6
              Section 3.5     No Undisclosed Liabilities.................   6
              Section 3.6     Absence of Certain Changes
                                or Events................................   7
              Section 3.7     Properties; Encumbrances...................   7
              Section 3.8     Fixed Assets; Plant and Equipment..........   7
              Section 3.9     Bank Accounts..............................   8
              Section 3.10    Taxes......................................   8
              Section 3.11    Intellectual Property......................   9
              Section 3.12    Contracts and Commitments..................  11
              Section 3.13    Customer Orders, Commitments and
                                Returns..................................  13
              Section 3.14    Insurance..................................  14
              Section 3.15    Labor Unions; Employee Relations...........  14
              Section 3.16    Litigation.................................  15
              Section 3.17    Products and Warranty Liability............  15
              Section 3.18    Employee Benefit Plans.....................  15
              Section 3.19    Personnel..................................  17
              Section 3.20    Agreements in Full Force and
                                Effect...................................  18
              Section 3.21    Compliance with Laws.......................  18
              Section 3.22    Brokers and Finders........................  18
              Section 3.23    Disclosure.................................  18
              Section 3.24    Title to the Shares........................  18
              Section 3.25    Environmental Matters......................  19
              Section 3.26    Licenses and Permits, Etc..................  21
              Section 3.27    Accounts Receivable; Inventory.............  22
              Section 3.28    Books of Account; Records..................  22
              Section 3.29    Rental Pool Equipment......................  22

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ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF PURCHASER................  22

              Section 4.1     Organization of Purchaser..................  22
              Section 4.2     Authority; No Conflict; Required
                                Filings and Consents.....................  23
              Section 4.3     Brokers and Finders........................  23
              Section 4.4     Disclosure.................................  24
              Section 4.5     Financial Assurances.......................  24

ARTICLE V     CONDUCT OF BUSINESS........................................  24

              Section 5.1     Covenants of the Company...................  24
              Section 5.2     Cooperation................................  26

ARTICLE VI    ADDITIONAL AGREEMENTS......................................  26

              Section 6.1     No Solicitation............................  26
              Section 6.2     Access to Information......................  27
              Section 6.3     Supplements to the Company
                                Disclosure Schedule......................  27
              Section 6.4     Public Disclosure..........................  28
              Section 6.5     Consents...................................  28
              Section 6.6     Access to Customers, Employees,
                                Lenders and Others.......................  28
              Section 6.7     SEC Filing.................................  28
              Section 6.8     Additional Agreements;
                                Reasonable Best Efforts..................  29

ARTICLE VII   CONDITIONS TO TRANSACTION..................................  29

              Section 7.1     Conditions to Obligations of
                                Purchaser, the Company and the
                                Company Stockholders to
                                Effect the Transaction...................  29
              Section 7.2     Additional Conditions to
                                Obligations of Purchaser.................  29
              Section 7.3     Additional Conditions to
                                Obligations of the Company...............  32

ARTICLE VIII  SURVIVAL AND INDEMNIFICATION...............................  32

              Section 8.1     Survival...................................  32
              Section 8.2     Indemnification by the Company
                                Stockholders.............................  33
              Section 8.3     Indemnification by Purchaser...............  34
              Section 8.4     Procedures Relating to
                                Indemnification..........................  34
ARTICLE IX    TERMINATION; FEES AND EXPENSES.............................  36

              Section 9.1     Termination................................  36
              Section 9.2     Effect of Termination......................  36
              Section 9.3     Fees and Expenses..........................  37

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                                      -ii-

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ARTICLE X     MISCELLANEOUS..............................................  37

              Section 10.1    Amendment..................................  37
              Section 10.2    Extension; Waiver..........................  37
              Section 10.3    Notices....................................  37
              Section 10.4    Interpretation.............................  39
              Section 10.5    Counterparts...............................  39
              Section 10.6    Entire Agreement; No
                                Third-Party Beneficiaries................  39
              Section 10.7    Governing Law..............................  39
              Section 10.8    Severability...............................  39
              Section 10.9    Assignment; Successors,
                                Assigns and Heirs........................  39


                            TABLE OF DEFINED TERMS

                                                                 Cross-Reference
                                                                 ---------------
Terms                                                               In Agreement
- -----                                                               ------------
Acquisition Proposal.................................................Section 6.1
Agreement...............................................................Preamble
Claim.............................................................Section 8.4(a)
Closing...........................................................Section 2.1(a)
Closing Date......................................................Section 2.1(a)
Code.............................................................Section 3.10(f)
Company.................................................................Preamble
Company Balance Sheets............................................Section 3.4(a)
Company Bylaws....................................................Section 3.3(c)
Company Closing Certificate.......................................Section 2.1(b)
Company Common Stock....................................................Preamble
Company Disclosure Schedule..........................................Article III
Company Employee Plans...........................................Section 3.18(a)
Company Financial Statements......................................Section 3.4(a)
Company Intellectual Property Rights.............................Section 3.11(a)
Company Stockholders....................................................Preamble
Company Third-Party Intellectual Property Rights.................Section 3.11(a)
Confidentiality Agreement.........................................Section 6.2(b)
ERISA............................................................Section 3.18(a)
ERISA Affiliate..................................................Section 3.18(a)
Exchange Act......................................................Section 3.2(c)
Foothills.........................................................Section 3.2(e)
Governmental Entity...............................................Section 3.3(d)
Indemnified Party.................................................Section 8.4(a)
Indemnifying Party................................................Section 8.4(a)
IRS..............................................................Section 3.18(b)
LIFECARE Europe...................................................Section 3.2(b)
LIFECARE Rentals..................................................Section 3.2(d)
Loss..............................................................Section 8.2(a)
Losses............................................................Section 8.2(a)
Material Adverse Effect...........................................Section 3.1(a)
Purchase Price....................................................Section 1.1(b)
Purchaser SEC Reports.............................................Section 4.3(a)
Purchaser...............................................................Preamble
Purchaser Representatives............................................Section 6.6
SEC...............................................................Section 4.3(a)
Securities Act....................................................Section 3.2(e)
Shares..................................................................Preamble
Stockholders' Representative......................................Section 8.2(c)
Tax Return.......................................................Section 3.10(h)
Taxes............................................................Section 3.10(h)
Third-Party Claim.................................................Section 8.4(b)
Transaction.............................................................Preamble

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK


          AGREEMENT FOR PURCHASE AND SALE OF STOCK, dated as of August 21, 1996 (the "Agreement"), by and among RESPIRONICS, INC., a Delaware corporation ("Purchaser"), LIFECARE International, Inc., a Colorado corporation ("the Company"), and the individuals listed on Schedule 1.1(a) attached hereto (the "Company Stockholders").

          WHEREAS, at the date hereof, the Company Stockholders are collectively the owners of all of the issued and outstanding shares of the voting common stock, $.10 par value (the "Company Common Stock") of the Company; and

          WHEREAS the Purchaser wishes to purchase from the Company Stockholders an aggregate of 282,329 Shares of Common Stock (hereinafter referred to as the "Shares"), in the respective numbers and for the respective consideration set forth on Schedule 1(a) hereinafter referred to, and the Company Stockholders wish to sell the Shares to the Purchaser, all upon the terms and conditions herein set forth (the "Transaction"); and

          WHEREAS the parties hereto further contemplate the execution and delivery of certain collateral agreements and the consummation of certain related and other transactions herein described and therefore, the Company has joined in the execution hereof to evidence its agreement with respect to certain of such transactions;

          NOW, THEREFORE, the Purchaser, the Company and the Company Stockholders agree as follows:


                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES


          Section 1.1  Sale and Purchase of Shares.  The purchase and sale of
                       ---------------------------
the Shares shall be accomplished as follows:

          (a) Sale of Shares.  Each of the Company Stockholders agrees, subject
              --------------
to the conditions of their obligations herein set forth, to sell to the Purchaser, or to cause to be sold to the Purchaser, on the Closing Date (as hereinafter defined), free and clear of all security interests, pledges, mortgages, liens, charges, and encumbrances, the number of the Shares described and set opposite the name of each of the Company Stockholders on Schedule 1.1(a) attached hereto, and the Purchaser agrees, subject to the conditions of its obligations herein set forth, to purchase and accept the Shares from each of the Company Stockholders for the consideration payable in cash, set opposite the name of each of the Company Stockholders on Schedule 1(a) hereto.

          (b) Payment of Consideration.  The consideration to be paid by the
              ------------------------
Purchaser for the Shares is Fifty Million Dollars ($50,000,000) (the "Purchase Price").


                                  ARTICLE II

                                  THE CLOSING

          Section 2.1  Closing.

               (a) Date and Time.  The purchase and sale of the Shares as
                   -------------
provided in Article I hereof (the "Closing") shall take place on the later of
(i) October 31, 1996 or (ii) the second business day after satisfaction of the latest to occur of the conditions set forth in Section 7.1 (provided that the other closing condition set forth in Article VII have been met or waived as provided therein at or prior to Closing), at the offices of Gorsuch Kirgis L.L.C. beginning at 10:00 a.m., or at such other time, date and place as may be mutually agreed upon by the Purchaser, the Company and the Stockholders' Representative. The date and time of delivery of, and payment for, the Shares to be sold as provided in Article I hereof is herein called the "Closing Date". At the Closing, the Company Stockholders shall deliver all certificates representing the Shares to be sold by them, duly endorsed in blank or accompanied by duly executed stock powers, with signatures guaranteed by a national or state bank, against payment by the Purchaser of the Purchase Price by certified or bank cashier's checks drawn to the order of the Company Stockholders or by wire transfer in immediately available funds to an account designated by each Company Stockholder at least two days prior to the Closing. All action to be taken at the Closing and all documents and instruments delivered in connection therewith shall be considered to have been taken or delivered simultaneously, and no such action or delivery or payment shall be considered complete until all action incident to the Closing shall have been completed.

               (b) The Company Closing Certificate.  At the Closing, the Company
                   -------------------------------
shall deliver to Purchaser a certificate substantially in the form of Exhibit A hereto and signed by its President and Treasurer (the "Company Closing Certificate"), certifying (i) that all issued, outstanding and exercisable options to purchase Company Common Stock have been exercised, (ii) the number of outstanding shares of Company Common Stock, as of the Closing Date, and (iii) by reference to a schedule to the Company Closing Certificate, a list of all the Company Stockholders as such names appear on the stock transfer books of the Company and the number of shares of Company Common Stock held by each Company Stockholder.

               (c) Cancellation of Treasury Stock.  All shares of Company Common
                   ------------------------------
Stock that are owned by the Company as treasury stock shall be cancelled and retired and shall cease to exist and no other consideration shall be delivered in exchange therefor.


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                         AND THE COMPANY STOCKHOLDERS

          The Company and the Company Stockholders represent and warrant to Purchaser that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedule delivered by the Company to Purchaser on or before the date of this Agreement (the "Company Disclosure Schedule"). The Company Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Article III.

          Section 3.1  Organization of the Company and Its Subsidiaries.  Each
                       ------------------------------------------------
of the Company and its subsidiaries (as listed in Section 3.1 of the Company Disclosure Schedule) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power to own, lease and operate its property and to carry on business as now being conducted and as proposed to be conducted, and is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction where it carries on any business or owns or leases any property except where the failure to be so qualified or licensed would not, in the aggregate, have or result in a material adverse effect on the business, assets (including intangible assets), properties, liabilities, results of operations, condition (financial or otherwise) or current prospects of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"). Except as set forth at Section 3.1 of the Company Disclosure Schedule, the Company and its subsidiaries do not own, directly or indirectly, any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

          Section 3.2  Capital Structure.
                       -----------------

               (a) The Company Capital Structure.  The authorized capital
                   -----------------------------
stock of the Company consists of 500,000 shares of Company Common Stock. As of the date of this Agreement, 282,329 shares of Company Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable. All shares of Company Common Stock to be purchased by Purchaser are owned beneficially or of record, or both, by the Company Stockholders free and clear of all security interests, liens, claims, pledges, agreements, charges or encumbrances of any nature.

               (b) LIFECARE Europe Capital Structure.  LIFECARE Europe GmbH
                   ---------------------------------
("LIFECARE Europe") is a German company with registered capitalization of DM200,000, and is a wholly-owned subsidiary of the Company.

               (c) Foothills Capital Structure.  The authorized capital stock of
                   ---------------------------
Foothills Medical Equipment, Inc. ("Foothills") consists of 100,000 shares of common stock. As of the date of this Agreement, 74,000 shares of Foothills common stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable, and which are owned by the Company, and no shares of Foothills common stock are held in its treasury.

               (d) LIFECARE Rentals Capital Structure.  The authorized capital
                   ----------------------------------
stock of LIFECARE Rentals, Inc. ("LIFECARE Rentals") consists of 50,000 shares of LIFECARE Rentals common stock. As of the date of this Agreement, 10,000 shares of LIFECARE Rentals common stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable, and which are owned by the Company, and no shares of LIFECARE Rentals common stock are held in its treasury.

               (e) LIFECARE International, Ltd. Capital Structure.  LIFECARE
                   ----------------------------------------------
International, Ltd. ("LIFECARE Ltd.") is a Virgin Islands corporation with authorized capital of 1,000 shares of common stock. LIFECARE Ltd. is a wholly-owned subsidiary of the Company.

               (f) Except as set forth in Section 3.2(a) of this Agreement, there are no equity securities of any class of the Company, its subsidiaries, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding. There are no options, warrants, calls, rights, commitments or agreements of any character to which the Company or its subsidiaries are a party, or by which the Company or its subsidiaries are bound, obligating the Company or its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company or its subsidiaries or obligating the Company or the subsidiaries to grant, extend or accelerate the vesting of or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts, proxies or other agreements or understandings with respect to the shares of capital stock of the Company or its subsidiaries. There are no obligations, contingent or otherwise, of the Company to effect the registration of any securities of the Company or its subsidiaries under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). There are no obligations, contingent or otherwise, of the Company or its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or its subsidiaries. There are no obligations, contingent or otherwise, of the Company or its subsidiaries to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

               (g) As of the date of this Agreement, there are no accrued and unpaid dividends with respect to any outstanding shares of stock of the Company or its subsidiaries.

          Section 3.3  Authority; No Conflict; Required Filings and Consents.
                       -----------------------------------------------------

               (a) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and the Company Stockholders and constitutes the valid and binding obligation of the Company and the Company Stockholders enforceable in accordance with its terms.

               (b) The Board of Directors of the Company (at a meeting duly called and held) has unanimously (i) approved this Agreement and the Transaction and (ii) determined that the Transaction is fair to and in the best interests of the Company Stockholders.

               (c) The execution and delivery of this Agreement by the Company does not, and the consummation of the Transaction will not, (i) conflict with, or result in any violation or breach of any provision of the Company's Articles of Incorporation, or the Bylaws of the Company (the "Company Bylaws") or the constituent documents of any of the Company's subsidiaries, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Company or any of its subsidiaries or any of their respective properties or assets, except in the case of (ii) and (iii) for any such violations, breaches, defaults, terminations, cancellations, accelerations or conflicts which would not, in the aggregate, have a Material Adverse Effect or impair the ability of the Company to consummate the transactions contemplated by this Agreement.

               (d) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity"), is required by or with respect to the Company, its subsidiaries or any Company Stockholder in connection with the execution and delivery of this Agreement or the consummation of the Transaction except for (i) pre-merger notification provided for by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (ii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not, in the aggregate, have a Material Adverse Effect or impair the ability of the Company, its subsidiaries or any Company Stockholder to consummate the transactions contemplated by this Agreement.

          Section 3.4  Financial Statements.
                       --------------------

               (a) The Company has heretofore delivered or made available to Purchaser (i) consolidated balance sheets of the Company and its subsidiaries as of March 31, 1996 (the "Company Balance Sheets"), March 31, 1995 and March 31, 1994 and (ii) consolidated statements of income, statements of stockholders' equity and statements of cash flows of the Company and its subsidiaries for the years ended March 31, 1996, March 31, 1995 and March 31, 1994 audited by Ernst & Young LLP, independent certified public accountants whose audit reports thereon are included therein, (iii) unaudited consolidated balance sheets of the Company and its subsidiaries as of June 30, 1996 (the "June 30, 1996 Balance Sheets") and (iv) unaudited consolidated statements of income, statements of stockholders' equity and statements of cash flows of the Company and its subsidiaries for the three months ended June 30, 1996 (the "June 30 Income Statement" and, together with the June 30, 1996 Balance Sheets, the "June 30, 1996 Financial Statements") (collectively, the "Company Financial Statements").

               (b) Each of the Company Financial Statements (including, in each case, any related notes) was prepared in accordance with generally accepted accounting principles (except in the case of the June 30, 1996 Financial Statements for the omission of footnotes and for normal year end adjustments) applied on a consistent basis throughout the periods involved and fairly present the financial position of the Company and its subsidiaries as at the respective dates and the results of its operations and cash flows for the periods indicated.

          Section 3.5  No Undisclosed Liabilities.  The Company and its
                       --------------------------
subsidiaries do not have any liabilities or obligations (whether accrued, contingent, due or to become due) other than (i) liabilities reflected in the June 30, 1996 Balance Sheet as at

June 30, 1996 or (ii) normal or recurring liabilities incurred since June 30, 1996 in the ordinary course of business consistent with past practices.

          Section 3.6  Absence of Certain Changes or Events.  Since June 30,
                       ------------------------------------
1996 the Company and each of its subsidiaries has conducted its business only in the ordinary course and in a manner consistent with past practices and, since such date, there has not been any change in the business, assets (including intangible assets), properties, liabilities, results of operations, condition (financial or otherwise) or current prospects of the Company and its subsidiaries taken as a whole which would have a Material Adverse Effect or impair the ability of the Company to consummate the transactions contemplated by this Agreement.

          Section 3.7  Properties; Encumbrances.  The Company and each of its
                       ------------------------
subsidiaries has good, valid and marketable title to, or a valid leasehold interest in, all the properties and assets which it purports to own or lease (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the June 30, 1996 Balance Sheet (except for personal property sold since the date of the June 30, 1996 Balance Sheet in the ordinary course of business and consistent with past practices). All properties and assets owned by the Company and its subsidiaries or reflected in the June 30, 1996 Balance Sheet are free and clear of all title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever, except for liens reflected on the June 30, 1996 Balance Sheet and liens for current taxes not yet due and other liens that do not materially detract from the value or impair the use of the property or assets subject thereto.

          Section 3.8  Fixed Assets; Plant and Equipment.
                       ---------------------------------

               (a) Section 3.8 of the Company Disclosure Schedule sets forth a list of all the furniture, fixtures, equipment, machinery, leasehold improvements and other fixed assets of the Company and its subsidiaries as of June 30, 1996 (the "Fixed Assets"). All Fixed Assets are on hand at the plant or offices of the Company or one of its subsidiaries and are suitable for their intended use.

               (b) The plant, structures and equipment of the Company and its subsidiaries are structurally sound with no material defects and are in good operating condition and repair and are adequate for the uses to which they are being put; and none of such plants, structures or equipment are in need of maintenance and repairs except for ordinary, routine maintenance and repairs which are not material in nature or cost. Neither the Company nor any of its subsidiaries has received notification that it is in violation of any applicable building, zoning, anti-pollution, health or other law, ordinance or regulation in respect of its plants or structures or their operations and, to its knowledge, no such violations exist.

          Section 3.9  Bank Accounts.  Section 3.9 of the Company Disclosure
                       -------------
Schedule sets forth the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which the Company or any of its subsidiaries maintains safe deposit boxes or accounts of any nature and the names of all persons authorized to draw thereon, make withdrawals therefrom or have access thereto.

          Section 3.10  Taxes.
                        -----

               (a) The Company and each of its subsidiaries has filed all federal, state, local, foreign and provincial Tax Returns required to have been filed on or prior to the date hereof, or appropriate extensions therefor have been properly obtained, and such Tax Returns are true, correct and complete, except to the extent that any failure to be true, correct and complete would not, individually or in the aggregate, have a Material Adverse Effect.

               (b) All Taxes shown to be due on such Tax Returns have been timely paid or such Taxes are being contested in good faith and in a timely manner, and the Company and each of its subsidiaries has complied with all rules and regulations relating to the withholding of Taxes, except to the extent that any failure to comply with such rules and regulations would not, individually or in the aggregate, have a Material Adverse Effect.

               (c) Neither the Company nor any of its subsidiaries has waived any statute of limitations in respect of its Taxes.

               (d) No issues have been raised in writing or orally by the relevant taxing authority in connection with the examination of Tax Returns of the Company and its subsidiaries which are currently pending.

               (e) All deficiencies asserted or assessments made as a result of any examination of Tax Returns by any taxing authority (i) have been paid in full or (ii) are being contested timely, properly and in good faith. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of Taxes have been established and maintained in accordance with generally accepted accounting principles. All contested deficiencies, if any, have been described on Section 3.10 of the Company Disclosure Schedule.

               (f) Neither the Company nor any of its subsidiaries is a party to any agreement, contract or arrangement that could result, separately, or in the aggregate, in the payment of any "excess parachute payments" within Section 280A of the

Internal Revenue Code of 1986 (the "Code"). Neither the Company nor any of its subsidiaries has made an election under Section 341(f) of the Code.

               (g) There are no liens for Taxes on any property or assets of the Company or any of its subsidiaries, except for liens for Taxes not yet due.

               (h) For purposes of this Agreement: (i) "Taxes" means any federal, state, local, foreign or provincial income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or added minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any governmental entity; and (ii) "Tax Return" means any return, report or similar statement (including any attached schedules) required to be filed with respect to any Tax, including any information return, claim for refund, amended return or declaration or estimated Tax.

          Section 3.11  Intellectual Property.
                        ---------------------

               (a) The Company and each of its subsidiaries owns, or has a valid license to use or otherwise possess legally enforceable rights to use, free and clear of all liens or rights or claims of others, all patents and applications for patents, trademarks, trade names, service marks, copyrights, schematics, technology, know-how, trade secrets, computer software programs or applications and tangible or intangible proprietary information or material (including any of the foregoing embedded in any of the equipment owned, leased, sold or otherwise used by the Company and its subsidiaries) that are necessary to conduct the business of the Company and its subsidiaries as currently conducted and as presently proposed to be conducted (collectively, the "Company Intellectual Property Rights") except for such of the Company Intellectual Property Rights the absence of which would not have a Material Adverse Effect. The Company and each of its subsidiaries has taken all steps reasonably necessary to protect the Company Intellectual Property. The Company Intellectual Property includes all rights to enforce and protect the Company Intellectual Property. No present or former employee of the Company or any of its subsidiaries has any claim against the Company or such subsidiary with respect to the Company Intellectual Property. The Company and each of its subsidiaries has obtained assignments of rights in the Company Intellectual Property from their respective employees and agents.

               (b) Section 3.11 of the Company Disclosure Schedule lists (i) all patents and patent applications and all trademarks, registered copyrights, trade names and service marks, which are material to the business of the Company and its subsidiaries, including all registrations and applications for registrations thereof and the jurisdictions in which each such the Company Intellectual Property Right has been issued or registered or in which any such application for such issuance and registration has been filed, (ii) all material licenses, sublicenses and other agreements as to which the Company or any of its subsidiaries is a party and pursuant to which any person is authorized to use any of the Company Intellectual Property Rights and (iii) all material licenses, sublicenses and other agreements as to which the Company or any of its subsidiaries is a party and pursuant to which the Company or any of its subsidiaries is authorized to use any third party patents, trademarks, service marks, copyrights, trade secrets, technology or know-how (the "Company Third-Party Intellectual Property Rights") which are material to the business of the Company or its subsidiaries.

               (c) Neither the Company nor any of its subsidiaries is, nor will any of them be as a result of the execution and delivery of this Agreement or the performance of the Company's or the Company Stockholder's obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Company Intellectual Property Rights or the Company Third-Party Intellectual Property Rights, the breach of which would have a Material Adverse Effect.

               (d) All patents and all trademark, service mark and copyright registrations held by the Company or any of its subsidiaries are valid and subsisting, in full force and effect and have been duly maintained.

               (e) (i) Neither the Company nor any of its subsidiaries is a party to any suit, action or proceeding which involves a claim of infringement, invalidity, misuse or abandonment of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party, and the Company does not otherwise have knowledge of any such claim involving or potentially involving the Company or any of its subsidiaries or the Company Intellectual Property Rights; (ii) the manufacturing, marketing, licensing, sale, distribution or use of the products or services of the Company and its subsidiaries does not infringe or violate any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which such violation or infringement would have a Material Adverse Effect; and
(iii) the Company has no knowledge that any third party is violating or infringing any Company Intellectual Property Rights, which such violation or infringement would have a Material Adverse Effect. No acts have been done or omitted to be done by the Company or any of its subsidiaries, or any licensee, distributor, sublicensee or subdistributor thereof, to impair or dedicate to the public or entitle any governmental authority to cancel, forfeit, modify or hold abandoned any of the Company Intellectual Property Rights.

               (f) Consummation of the Transaction shall not adversely affect the ability of the Company and its subsidiaries to use the Company Intellectual Property or the Company Third-Party Intellectual Property Rights in the same manner and to the same extent as used by the Company and its subsidiaries on the date hereof.

          Section 3.12  Contracts and Commitments.
                        -------------------------

               (a) Section 3.12 of the Company Disclosure Schedule lists all agreements, contracts and commitments of the following types (collectively, the "Contracts") to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or by which any of their respective assets is bound:

               (i) joint venture, general and limited partnership agreements;

               (ii) mortgages, indentures, loan or credit agreements, security agreements, guarantees and other agreements and instruments with any person (including any affiliate of the Company or any of its subsidiaries) relating to the borrowing of money or extension of credit;

               (iii) contracts containing any covenant not to compete (binding upon or in favor of the Company or any of its subsidiaries) or any covenant relating to the disclosure by the Company or any of its subsidiaries of proprietary information;

               (iv) contracts or letters of intent (other than between the Company and Purchaser) relating to the acquisition or disposition of any assets of the Company or any of its subsidiaries;

               (v) contracts with brokers, dealers, distributors, sales representatives, original equipment manufacturers, value added remarketers and agents which are currently in effect;

               (vi) contracts for the lease of equipment by the Company or any of its subsidiaries, rent-to-own agreements, shared services agreement, consulting agreements which are currently in effect;

               (vii) contracts with respect to services provided by any affiliate of the Company or any of its subsidiaries to the Company or such subsidiaries, regardless of whether such contracts are written or oral;

               (viii) license agreements (as licensor or licensee) which are currently in effect;

               (ix) any employment, consulting, retirement or severance agreements, and any other contracts with employees, officers, directors or shareholders of the Company or any of its subsidiaries;

               (x) any contract or agreement obligating the Company or any of its subsidiaries to advance funds to any party by loan or capital contribution;

               (xi) contracts, commitments, letter agreements, quotations and purchase orders with customers or suppliers, which are currently in effect or which were in effect during the 12 months prior to the date of this Agreement (excluding purchase orders which have been fully performed), and which (x) have a value of more than $10,000 and relate to the purchase or sale of goods, or (y) have a term of one year or more;

               (xii) any franchise agreements;

               (xiii) any contract or agreement with a local, state, federal or foreign government, or any bureau, agency or other division thereof;

               (xiv) any leases of production equipment, trucks, trailers, tankers, office equipment, tooling, dies or moulds; and

               (xv) other material agreements, contracts and commitments which are currently in effect or which were in effect during the 12 months prior to the date of this Agreement and which individually have a value of $50,000 or more.

               (b) No Contract will, by its terms, terminate as a result of the transactions contemplated hereby or require any consent from any other party in order to remain in full force and effect immediately after the Effective Time, except for Contracts which, if terminated, would not have a Material Adverse Effect;

               (c) No purchase contract of the Company or any of its subsidiaries continues for a period of more than 12 months or is in excess of the normal, ordinary and usual requirements of the business of the Company and its subsidiaries or requires payment of more than $100,000;

               (d) Neither the Company nor any of its subsidiaries has any outstanding contracts with officers, employees, agents, consultants, advisors, salespeople, sales representatives, distributors or dealers that are not cancelable by it on notice of not longer than 30 days and without liability, penalty or premium or that provide for the payment of any bonus or commission based on sales or earnings;

               (e) Neither the Company nor any of its subsidiaries has any employment agreement, or any other agreement that contains any severance or termination pay liabilities or obligations;

               (f) All Contracts are valid, binding and enforceable on the Company or its subsidiary, as applicable, and, to the knowledge of the Company, on the other parties thereto in accordance with their terms and are in full force and effect, except where such invalidity or unenforceability would not have a Material Adverse Effect. No default or alleged default by the Company or any of its subsidiaries exists under any Contract except for defaults or alleged defaults which would not have a Material Adverse Effect and , to the knowledge of the Company, no other party to a Contract is in default or alleged to be in default thereunder;

               (g) Neither the Company nor any of its subsidiaries has any officer, director or employee to whom it is paying base salary, bonuses and commissions at the annual rate of more than $100,000 in the aggregate;

               (h) Neither the Company nor any of its subsidiaries is restricted by any agreement, contract or commitment from carrying on their respective businesses anywhere in the world;

               (i) Neither the Company nor any of its subsidiaries has any outstanding loan to any person, other than travel advances to employees in the ordinary course of business consistent with past practices; and

               (j) Neither the Company nor any of its subsidiaries has any power of attorney outstanding or any obligations or liabilities (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any person, corporation, partnership, joint venture, association, organization or other entity.

The Company has made available to Purchaser copies of all Contracts, except for Contracts which are oral, as to which the Company has provided Purchaser with a written summary of the terms thereof.

          Section 3.13  Customer Orders, Commitments and Returns.  Section
                        ----------------------------------------
3.13(a) of the Company Disclosure Schedule sets forth the aggregate amounts of all accepted and unfilled customer orders entered into by the Company and its subsidiaries as of June 30, 1996, all of which orders have been made in the ordinary course of business. Section 3.13(b) of the Company Disclosure Schedule sets forth as of June 30, 1996, each claim against the Company to return in excess of an aggregate of $25,000 of its product by reason of alleged overshipments, defective merchandise or otherwise or by reason of an understanding that such product would be returnable.

          Section 3.14  Insurance.  Section 3.14 of the Company Disclosure
                        ---------
Schedule contains an accurate and complete list of all policies of fire, liability, workers' compensation and other forms of insurance, including, but not limited to, all group insurance programs in effect for employees of the Company and its subsidiaries, owned or held by the Company and its subsidiaries. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid and no notice of cancellation or termination has been received with respect to any such policy. Such policies (i) are sufficient for compliance with requirements of law and of agreements to which the Company or any of its subsidiaries is a party; (ii) are valid, outstanding and enforceable policies;
(iii) provide insurance coverage for the assets and operations of the Company and its subsidiaries in scope and amount customary and reasonable for the business in which they are engaged; (iv) will remain in full force and effect through the respective dates set forth in Section 3.14 of the Company Disclosure Schedule without the payment of additional premiums; and (v) will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. The Company and its subsidiaries have had in effect for the past five years product liability insurance in amounts of not less that $5,000,000 with deductibles of not more than $50,000 per occurrence ($25,000 per occurrence as of April 1, 1994). Except as indicated on Section
3.14 of the Company Disclosure Schedule, all such policies are written on a "claims made" basis. Since June 30, 1996, neither the Company nor any of its subsidiaries has been refused any insurance with respect to its assets or operations, nor has its coverage been limited, by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance.

          Section 3.15  Labor Unions; Employee Relations.
                        --------------------------------

               (a) None of the employees of the Company or any of its subsidiaries is represented by a union. The Company and each of its subsidiaries
(i) is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and
(ii) is not engaged in any unfair labor practice.

               (b) Section 3.15(b) of the Company Disclosure Schedule sets forth all claims of discrimination or wrongful termination or the like asserted against the Company or any of its subsidiaries by an employee thereof during the past five years. Within the last five years, neither the Company nor any of its subsidiaries has experienced any labor disputes or any stoppages due to labor disagreements. Neither the Company nor any of its subsidiaries has received a notice that there is any unfair labor practice, charge or complaint against the Company or any of its subsidiaries pending or, to the best knowledge of the Company, threatened before the National Labor Relations Board or any comparable state agency or authority. There is no labor strike, dispute, request for representation, slowdown or stoppage actually pending or, to the Company's knowledge, threatened against or affecting the Company or any of its subsidiaries. No material grievance is pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries and, to the best knowledge of the Company, the relations of the Company and its subsidiaries with their respective employees are generally satisfactory. There has been no "mass layoff" or "plant closing" as defined by the Worker Adjustment and Retraining Notification Act, 29 U.S.C. (S)(S) 2101 et
                                                                             --
seq., as amended, and regulations thereunder or any comparable state, local or
- ----
foreign law, rule or regulation with respect to the Company or any of its subsidiaries within the six months prior to the date hereof and the Company and each of its subsidiaries has complied in all material respects with applicable provisions of the Immigration Reform and Control Act of 1986.

          Section 3.16  Litigation.  There is no action, suit, opposition,
                        ----------
challenge or proceeding, claim, arbitration or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries which would have or result in a Material Adverse Effect.

          Section 3.17  Products and Warranty Liability.
                        -------------------------------

               (a) There is no action, suit, claim, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the Company's best knowledge, threatened against or involving the Company or any of its subsidiaries relating to any product developed or marketed or alleged to have been developed or marketed by the Company or any of its subsidiaries and alleged to have been defective, or improperly designed or manufactured, nor, to the Company's best knowledge, is there any valid basis for any such action, proceeding or investigation. None of the products or devices manufactured, marketed, sold or leased by the Company and its subsidiaries or components thereof require general recall, market withdrawal or systematic repairs and replacement.

               (b) The reserve for warranty liability set forth on the June 30, 1996 Balance Sheets is sufficient to cover all product, service or warranty claims arising under or relating to products sold or leased by the Company and its subsidiaries prior to June 30, 1996.

          Section 3.18  Employee Benefit Plans.
                        ----------------------

               (a) The Company has set forth in Section 3.18(a) of the Company Disclosure Schedule all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock appreciation right, restricted stock, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired employment or severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of the Company or any of its subsidiaries or any trade or business (whether or not incorporated) which is under common control with the Company (an "ERISA Affiliate") within the meaning of Section 414 of the Code (together, the "Company Employee Plans").

               (b) With respect to the Company Employee Plans, the Company has made available to Purchaser a true and correct copy, if applicable, of (i) the most recent annual report (Form 5500) filed with the Internal Revenue Service ("IRS"), (ii) the Company Employee Plans and the most recent summary plan description thereof and (iii) each trust agreement and group annuity contract relating to the Company Employee Plans.

               (c) With respect to the Company Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any ERISA Affiliate could be subject to any liability lien, encumbrance or loss of tax deduction with respect to any Company Employee Plans that would have a Material Adverse Effect on the Company under ERISA, the Code or any other applicable law (including the law of contracts) and that is not properly accounted for on the June 30, 1996 Balance Sheet.

               (d) None of the Company Employee Plans is subject to Title IV of ERISA.

               (e) Full payment has been made, or will be made in accordance with Section 404(a)(6) of the Code, of all amounts that the Company or any ERISA Affiliate is required to pay under the terms of each of the Company Employee Plans, and the Company will pay or cause to be paid all such amounts properly accrued through the Closing Date with respect to the current plan year thereof on or prior to the Closing Date or all such amounts will be properly recorded on the June 30, 1996 Balance Sheet.

               (f) None of the Company Employee Plans is a "multiemployer pension plan," as such term is defined in Section 3(37) of ERISA.

               (g) Each of the Company Employee Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code is so qualified.

               (h) Neither the Company nor any of its subsidiaries is a party to any oral or written (i) agreement with any officer or other key employee of the Company or any of its subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement (ii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or by any such transaction together with the occurrence of a second event, such as termination of employment, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

               (i) None of the Company Employee Plans provides for retiree welfare benefits, except as may be required by applicable law.

               (j) Except for the ERISA and Code anti-cutback provisions (ERISA
Section 204(g) and Section 411(d)(6) of the Code) and any termination or surrender charges set forth in the Principle Insurance Annuity, none of the Company Employee Plans contains any restrictions, limitations or similar provision (nor have the Company or any of its subsidiaries or the Company Stockholders made any oral, written or other communications to any current or former employee with respect to such Company Employee Plans) which restrict, limit or otherwise adversely affect, directly or indirectly, the ability of Purchaser or the Company or its subsidiaries to modify or terminate any such Company Employee Plan at any time on or after the Closing.

          Section 3.19  Personnel.
                        ---------

               (a) Section 3.19(a) of the Company Disclosure Schedule sets forth a true and complete list of:

                   (i) the names and current salaries of all directors and elected and appointed officers of the Company and each of its subsidiaries and the number of shares of Company Common Stock owned beneficially or of record, or both, by each such person and the family relationships, if any, among such persons; and

                   (ii) the wage rates for nonsalaried and nonexecutive salaried employees of the Company and each of its subsidiaries by classification.

               (b) Section 3.19(b) of the Company Disclosure Schedule sets forth a summary of the Company's policies, arrangements or agreements concerning pay raises for, and payments of bonuses and commissions to, officers and other employees of the Company and each of its subsidiaries.

          Section 3.20  Agreements in Full Force and Effect.  No contracts,
                        -----------------------------------
agreements, leases, commitments, policies or licenses referred to in the Company Disclosure Schedule have been abandoned or terminated by the Company or any of its subsidiaries, and true copies thereof have been delivered to or have been made available to Purchaser prior to the date of this Agreement.

          Section 3.21  Compliance with Laws.
                        --------------------

               (a) The Company and each of its subsidiaries has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign statute, law, rule, regulation, clearance or approval with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which would not in the aggregate have or result in a Material Adverse Effect.

               (b) None of the Company's equity securities have been or have been required to be registered under the Securities Act or the Exchange Act.

          Section 3.22  Brokers and Finders.  Except for Alex. Brown & Sons
                        -------------------
Incorporated, no broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

          Section 3.23  Disclosure.  No representations or warranties by the
                        ----------
Company in this Agreement or its exhibits and schedules contain any untrue statement of material fact or omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

          Section 3.24  Title to the Shares.  Each of the Company Stockholders
                        -------------------
has, and on the Closing Date will have, valid and marketable title to the number of shares of capital stock of the Company set forth opposite his name on
Schedule 1(a) attached hereto, free and clear of any security interests, pledges, mortgages, charges, claims, liens, encumbrances, or other rights or interests of any other person, and has, and on the Closing Date will have, the absolute and unrestricted right, power, authority, and capacity to sell the number of Shares set forth opposite his name on Schedule 1(a) hereto to the Purchaser, and upon delivery thereof to the Purchaser, against payment therefor, the Company Stockholders will transfer to the Purchaser valid and marketable title thereto, free and clear of any security interests, pledges, mortgages, liens, or similar encumbrances.

          Section 3.25  Environmental Matters.
                        ---------------------

               (a) The Company and its subsidiaries and the assets owned, leased, used or operated by the Company and its subsidiaries (the "Operating Assets") are, and the Operating Assets have been owned, leased, used or operated, in compliance with all applicable Environmental Laws, and all applicable rules, regulations, permits, licenses or other authorizations, standards, and requirements of the United States Environmental Protection Agency ("EPA") and of state and local agencies and comparable foreign agencies and Governmental Authorities with jurisdiction over pollution or protection of health or the environment.

               (b) There is no suit, claim, action, notification or proceeding, pending or, to the knowledge of the Company, threatened, before any court, governmental agency, board or other forum pursuant to which the Company or any of its subsidiaries or any Operating Assets has been or, with respect to threatened proceedings, may be named as a defendant or a potentially responsible party (i) for alleged noncompliance (including by any predecessor) with any Environmental Law or (ii) relating to the Release into the environment of any Material of Environmental Concern, whether or not occurring at or on any site owned (including as trustee), leased or operated by the Company or any of its subsidiaries or any Operating Assets.

               (c) To the best knowledge of the Company, there is no basis for any suit, claim, action or proceeding of a type described in Section 3.25(b).

               (d) During the period of (i) ownership (including as trustee), leasing or operation by the Company or any of its subsidiaries of any of the Operating Assets, or (ii) participation by the Company or any of its subsidiaries in the management of any property, there has been no Release of any Material of Environmental Concern in, on, under or affecting any such property that would constitute a reportable event or would require response or remediation under any Environmental Laws.

               (e) No underground or above-ground storage tanks are located at the real property owned by the Company located in Westminster, Colorado (the "Westminster Property") and, to the best knowledge of the Company, no underground or above-ground storage tanks have ever been removed from the Westminster Property. Neither the Company nor any of its subsidiaries owns, uses or operates any underground or above-ground storage tanks at any of the real property leased by the Company and its subsidiaries.

               (f) Section 3.25 of the Company Disclosure Schedule lists all environmental assessments, investigations, surveys, sample results, reports of releases, notices of violation and administrative orders or judicial proceedings relating to environmental compliance and conditions, with respect to the Company and its subsidiaries or the Operating Assets. Copies of the materials described in the preceding sentence have been provided to Purchaser.

               (g) No Operating Assets are listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), or the Comprehensive Environmental Response, Compensation and Liability Information System List ("CERCLIS") or on any similar state or foreign list of sites requiring investigation or cleanup; and no lien, encumbrance, claim or charge has been filed against the Company or any of its subsidiaries or any Operating Assets under any Environmental Law.

               (h) With respect to all Operating Assets that are leased by the Company and its subsidiaries (the "Leased Operating Assets"), the representations and warranties set forth in paragraphs (a) through (g) of this
Section 3.25 are limited to the knowledge of the company with respect to the activities of Persons other than the Company and its subsidiaries, including landlords and other tenants, at or with respect to the Leased Operating Assets.

               (i) As used herein, the following terms have the following meanings:

          "Environmental Claim" shall mean, with respect to any Person, any action, suit, proceeding, investigation, notice, claim, complaint, demand, request for information or other communication (written or oral) alleging, asserting or claiming any actual or potential (a) violation of any Environmental Law, (b) liability under any Environmental Law or (c) liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, fines or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Materials of Environmental Concern at any location, whether or not owned by such Person.

          "Environmental Laws" shall mean any federal, state or local law, regulation, rule, ordinance, order or decree now existing relating to (a) pollution or protection of the environment, including natural resources, (b) exposure of Persons, including but not limited to employees, to Materials of Environmental Concern, (c) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Materials of Environmental Concern or (d) regulation of the manufacture, use or introduction into commerce of Materials of Environmental Concern including their manufacture, formulation, packaging, labeling, distribution, transportation, handling, storage or disposal.

          "Materials of Environmental Concern" shall mean (a) any flammable substance, explosive or radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollutant, contaminant or any related material, raw material, substance, product or by-product of any substance specified in or regulated or otherwise affected by any Environmental Laws, (b) any toxic chemical or other hazardous substance resulting from or related to industrial, commercial or institutional activities, and (c) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon and urea formaldehyde.

          "Person" shall mean an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, governmental agency, body or authority or any other entity.

          "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment.

          Section 3.26  Licenses and Permits, Etc.  All permits, variances,
                        --------------------------
licenses, registrations, certificates, approvals, clearances and other governmental authorizations held by the Company and its subsidiaries and used in the conduct of their respective businesses and the manufacturing, marketing, sale and leasing of their respective products and devices are herein referred to as the "Company Permits and Approvals." The Company Permits and Approvals constitute all permits, variances, licenses, registrations, certificates, approvals, clearances and other governmental authorizations necessary for the Company and its subsidiaries to conduct their respective businesses and to manufacture, market, sell and lease their respective products and devices in the manner presently being conducted by the Company and its subsidiaries, except for such permits, variances, licenses, registrations, certificates, approvals, clearances and other governmental authorizations the absence of which could not have a Material Adverse Effect. There are no proceedings pending (or, to the best knowledge of the Company, threatened, nor to the best knowledge of the Company has any event occurred or does any condition exist that is reasonably likely to form the basis for any proceeding) that is reasonably likely to result in the revocation, cancellation or suspension, or any adverse modification, of any Company Permit and Approval or any interruption in the business of the Company or any of its subsidiaries, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any such revocation, cancellation, suspension or modification. The conduct of their respective businesses and the manufacturing, marketing, sale and leasing of their respective products and devices by the Company and its subsidiaries has not and does not violate or infringe on any Company Permit and Approval.

          Section 3.27  Accounts Receivable; Inventory.
                        ------------------------------

               (a) All accounts receivable of the Company and its subsidiaries represent sales or leases actually made or services actually rendered in the ordinary course of business. Said accounts receivable are subject to no defenses, counterclaims or rights of set-off and are collectible by the Company or its subsidiaries within the 12 month period following June 30, 1996 (except to the extent of reserves set forth against the same on the June 30, 1996 Balance Sheet).

               (b) All of the inventories of the Company and its subsidiaries set forth in the June 30, 1996 Financial Statements consist of a quality and quantity currently usable and saleable in the ordinary and usual course of business and have been valued on the June 30, 1996 Balance Sheet at the lower of cost or market value, except for inventory of LIFECARE Europe which is valued at an average cost which approximates the lower of cost or market value (except to the extent of reserves set forth against the same on the June 30, 1996 Balance Sheet).

          Section 3.28  Books of Account; Records.  The general ledgers, books
                        -------------------------
of account, stock record books, minute books and other corporate records of the Company and its subsidiaries relating to their respective assets, properties, contracts and outstanding legal obligations are true, correct and complete in all material respects.

          Section 3.29  Rental Pool Equipment.  Section 3.29 of the Company
                        ---------------------
Disclosure Schedule sets forth a list of all equipment of the Company and its subsidiaries which, as of June 30, 1996, was leased to third parties or held for lease to third parties by the Company and its subsidiaries (the "Rental Pool Equipment"). As of June 30, 1996, all Rental Pool Equipment was located at the lessee's premises or at the plant or offices of the Company or one of its subsidiaries. All Rental Pool Equipment currently being billed has the necessary documentation for payment, such as a certificate of medical necessity, prescription or appropriate insurance documentation.


                                  ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

          Section 4.1  Organization of Purchaser.  Purchaser is a corporation
                       -------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted, and is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified or licensed would not have or result in a material adverse effect on Purchaser.

          Section 4.2  Authority; No Conflict; Required Filings and Consents.
                       -----------------------------------------------------

               (a) Purchaser has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable in accordance with its terms.

               (b) The execution and delivery of this Agreement by Purchaser does not and the consummation of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of the Articles of Incorporation, as amended, of Purchaser or the Bylaws of Purchaser, (ii) except for the consents and approvals described on
Schedule 4.2 hereto, result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound (except where the consent of a lender or holder might be required), or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser or any of its properties or assets, except in the case of (ii) and (iii) for any such violations, breaches, defaults, terminations, cancellations, accelerations or conflicts which would not, in the aggregate, have or result in a material adverse effect on Purchaser.

               (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to Purchaser in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or hereby, except for (i) pre-merger notification provided for by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (ii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not, in the aggregate, have or result in a material adverse effect on Purchaser.

          Section 4.3  Brokers and Finders.  Except for Parker/Hunter
                       -------------------
Incorporated, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Purchaser.

          Section 4.4  Disclosure.  No representations or warranties by
                       ----------
Purchaser in this Agreement contain or will contain any untrue statement of material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

          Section 4.5  Financial Assurances.  Purchaser has the financial
                       --------------------
capability to pay the Purchase Price to the Company Stockholders on the Closing Date.


                                   ARTICLE V

                              CONDUCT OF BUSINESS

          Section 5.1  Covenants of the Company.  During the period from the
                       ------------------------
date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, the Company agrees (except to the extent that Purchaser shall otherwise consent in writing) to, and to cause each of its subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay their respective debts and taxes when due subject to good faith disputes over such debts or taxes, to pay or perform other obligations when due, and, to the extent consistent with such businesses, use all reasonable efforts consistent with past practices and policies to preserve intact their respective present business organizations, keep available the services of their respective present officers and key employees and preserve their respective relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with any of them, to the end that their respective goodwill and ongoing businesses shall be unimpaired on the Closing Date. Except as expressly contemplated by this Agreement, the Company shall not, and shall not permit any subsidiary to, without the prior written consent of Purchaser:

               (a) Transfer or license to any person or entity or otherwise extend, amend or modify any rights to the Company Intellectual Property Rights, other than in the ordinary course of business consistent with past practices;

               (b) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or redeem or otherwise acquire, directly or indirectly, any shares of its capital stock;

               (c) Issue, deliver or sell or authorize or propose the issuance, delivery or sale of any shares of its capital stock or securities convertible into shares of its capital stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue, any such shares or convertible securities;

               (d) Merge or consolidate with another corporation, partnership or other business organization, or acquire or purchase an equity interest in or a substantial portion of the assets of another corporation, partnership or other business organization or otherwise acquire any assets outside the ordinary course of business consistent with past practices or otherwise enter into any material contract, commitment or transaction outside the ordinary course of business consistent with past practices;

               (e) Sell, lease, license, waive, release, transfer, encumber or otherwise dispose of any of its properties or assets, except in the ordinary course of business consistent with past practices;

               (f) (i) Incur, assume or prepay any indebtedness or any other liabilities other than in the ordinary course of business consistent with past practices; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) authorize or make capital expenditures in excess of the amounts currently budgeted therefor; or (v) permit any insurance policy naming the Company or any of its subsidiaries as a beneficiary or a loss payee to be cancelled or terminated other than in the ordinary course of business consistent with past practices;

               (g) (i) Increase in any manner the compensation or fringe benefits of, or pay any bonus or commission to, any director, officer or employee, except for (x) normal increases in salaried compensated in the ordinary course of business consistent with past practices and (y) bonuses or commissions payable, in the ordinary course of business consistent with past practices, pursuant to bonus or commission arrangements or agreements in effect on the date hereof as set forth in Section 3.19(b) of the Company Disclosure Schedule; (ii) grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or employee, except in the ordinary course of business consistent with past practices, (iii) enter into any collective bargaining agreement or (iv) establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy or arrangement including, without limitation, any Company Employee Plan, for the benefit of any directors, officers or employees;

               (h) Take any action with respect to, or make any material change in its accounting or tax policies or procedures in effect at June 30, 1996, except as may be required by changes in generally accepted accounting principles upon the advice of its independent accountants;

               (i) Revalue any of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practices;

               (j) Amend or propose to amend the Company Articles of Incorporation or the Company Bylaws or the constituent documents of any of its subsidiaries; or

               (k) Enter into any contract, agreement, commitment or arrangement with respect to any of the actions described in Sections (a) through (j) above, or any action which would be reasonably likely to make any of the Company's representations or warranties contained in this Agreement untrue or incorrect as of the date of this Agreement or the Closing Date.

          Section 5.2  Cooperation.  Subject to compliance with applicable law,
                       -----------
from the date hereof until the Closing Date, (a) the Company and the Stockholders' Representative shall confer on a regular and frequent basis with one or more representatives of Purchaser to report operational matters of materiality and the general status of ongoing operations and (b) each of Purchaser and the Company shall promptly provide the other party or its counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.


                                  ARTICLE VI

                             ADDITIONAL AGREEMENTS

          Section 6.1  No Solicitation.
                       ---------------

          The Company and the Company Stockholders and each of their respective officers, directors, employees, representatives and agents (including Alex. Brown & Sons Incorporated) will immediately cease any existing discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal (as defined below). The Company and the Company Stockholders shall not, directly or indirectly, through any officers, directors, employees, representatives or agents (and shall use reasonable efforts to cause such officers, directors, employees, representatives and agents not to, directly or indirectly), (i) solicit, initiate, facilitate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock or similar transactions involving the Company or any of its subsidiaries, other than the transactions contemplated by this Agreement (any of the foregoing inquires or proposals being referred to in this Agreement as an "Acquisition Proposal"), (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to, approve or recommend any Acquisition Proposal.

          Section 6.2  Access to Information.
                       ---------------------

               (a) Upon reasonable notice, during normal business hours during the period prior to the Closing Date, the Company shall, and shall cause its subsidiaries to, (i) afford to the officers, directors, employees, accountants, counsel and other representatives of Purchaser, reasonable access to all their respective properties, plants, personnel, books, contracts, commitments and records (other than privileged documents) and (ii) all other information concerning its business, properties and personnel as Purchaser may reasonably request during such period; provided, that if the Company or any subsidiary
                            --------
withholds information on the grounds that it is privileged, the Company or such subsidiary shall so indicate and the parties shall cooperate in arranging for an appropriate means by which Purchaser shall have access to the relevant information or the salient aspects thereof. No information or knowledge obtained in any investigation pursuant to this Section 6.2 shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations or the parties to consummate the Transaction.

               (b) The Confidentiality Agreement, dated as of February 28, 1996 by and between Purchaser and the Company (the "Confidentiality Agreement") shall apply with respect to information furnished by the Company and its representatives hereunder.

          Section 6.3  Supplements to the Company Disclosure Schedule.  From
                       ----------------------------------------------
time to time prior to the Closing, the Company shall give prompt notice to Purchaser and thereafter promptly supplement or amend the Company Disclosure Schedule with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Company Disclosure Schedule. No supplement or amendment of the Company Disclosure Schedule made pursuant to this Section 6.3 shall be deemed to cure any breach of any representation or warranty made in this Agreement unless

Purchaser specifically agrees thereto in writing; provided, however, that (i) if, prior to the Closing, the Company promptly notifies Purchaser and supplements or amends the Company Disclosure Schedule with respect to any matter not previously set forth or described in the Company Disclosure Schedule which, if existing or occurring at the date of this Agreement would have been required to be set forth or described in the Company Disclosure Schedule and (ii) notwithstanding such notice and supplement or amendment to the Company Disclosure Schedule, Purchaser elects to consummate the Transaction by such election Purchaser shall be deemed to have waived its right to indemnification under Section 8.2 with respect to any such matter.

          Section 6.4  Public Disclosure.  Purchaser and the Company shall
                       -----------------
consult with each other before issuing any press release or otherwise making any public statement with respect to the Transaction or this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

          Section 6.5  Consents.  Each of Purchaser and the Company shall use
                       --------
all reasonable best efforts to obtain all necessary consents, waivers and approvals under any of Purchaser's or the Company's material agreements, contracts, licenses, leases or commitments in connection with the Transaction. Without the prior written consent of Purchaser, from the date hereof through the Closing Date, the Company shall not enter into any material agreement, contract, license, lease or commitment which by its terms would require the consent, waiver or approval of any other party or entity in connection with the Transaction.

          Section 6.6  Access to Customers, Employees, Lenders and Others.  At
                       --------------------------------------------------
Purchaser's request, the Company shall introduce such persons designated by Purchaser (the "Purchaser Representatives") to the principal customers of the Company and its subsidiaries, the employees of the Company and its subsidiaries, the principal lenders to the Company and its subsidiaries and other persons with whom Purchaser reasonably requests to meet and confer in order to verify the accuracy of representations and warranties contained in Article III and to facilitate discussions between the Purchaser Representatives and such customers, employees, lenders and other persons with respect to the conduct by the Company and its subsidiaries of their respective businesses prior to the Closing Date and Purchaser's conduct of the such businesses after the Closing Date.

          Section 6.7  SEC Filing.  The Company shall use all reasonable best
                       ----------
efforts to make available and obtain any required consent to the inclusion of any financial statements of the Company and its subsidiaries or audit reports thereon required to be filed by Purchaser with the SEC pursuant to the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder.

          Section 6.8  Additional Agreements; Reasonable Best Efforts.  Subject
                       ----------------------------------------------
to the terms and conditions of this Agreement, each of the parties agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement the proper officers and directors of each corporate party to this Agreement and the Company Stockholders shall take all such necessary action.


                                  ARTICLE VII

                           CONDITIONS TO TRANSACTION

          Section 7.1  Conditions to Obligations of Purchaser, the Company and
                       -------------------------------------------------------
the Company Stockholders to Effect the Transaction.  The respective obligations
- --------------------------------------------------
of Purchaser, the Company and the Company Stockholders to effect the Transaction shall be subject to the satisfaction prior to the Closing Date of the following conditions:

               (a) Approvals.  All consents, approvals, orders or
                   ---------
authorizations of, or registrations, declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity, the failure of which to occur, file or be obtained would be reasonably likely to have a Material Adverse Effect or a material adverse effect on Purchaser shall have occurred or have been filed or obtained without the imposition of any condition, requirement or commitment which in the case of the Company and its subsidiaries, is reasonably likely to have a Material Adverse Effect or, in the case of the Purchaser, is reasonable likely to have a material adverse effect on Purchaser and its subsidiaries.

               (b) No Injunctions or Restraints; Illegality.  No order, ruling
                   ----------------------------------------
or injunction issued by any court of competent jurisdiction or other Governmental Entity restraining, enjoining or otherwise prohibiting the consummation of the Transaction or limiting or restricting Purchaser's conduct or operation of the business of Purchaser after the Transaction shall have been issued and then be in effect (provided, that Purchaser and the Company shall use their reasonable best efforts to have any such order, ruling or injunction vacated or lifted); nor shall there be any statute, rule or regulation enacted, enforced or deemed applicable to the Transaction which makes the consummation of the Transaction illegal.

          Section 7.2  Additional Conditions to Obligations of Purchaser.  The
                       -------------------------------------------------
obligations of Purchaser to effect the Transaction are subject to the satisfaction of each of the following conditions, any of which may be waived in writing exclusively by Purchaser.

               (a) Representations and Warranties.  The representations and
                   ------------------------------
warranties of the Company and the Company Stockholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for changes contemplated by this Agreement; and Purchaser shall have received a certificate signed on behalf of the Company by the President and the Treasurer of the Company and by the Stockholders' Representative to such effect.

               (b) Performance of Obligations of the Company.  The Company
                   -----------------------------------------
shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and Purchaser shall have received a certificate signed on behalf of the Company by the President and the Treasurer of the Company to such effect.

               (c) Opinions.  The Company shall have delivered to Purchaser the
                   --------
written opinion of Gorsuch Kirgis L.L.C., counsel to the Company, dated the Closing Date, covering the matters set forth on Exhibit B hereto. In rendering such opinion, Gorsuch Kirgis L.L.C. may receive and rely upon representations contained in any certificate of the Company and the Company Stockholders, as it deems appropriate.

               (d) Prohibition on Competition and Solicitation of the Company
                   ----------------------------------------------------------
Employees.
- ---------

               (i) Each Company Stockholder (other than Company Stockholders who are also executive officers of the Company, excluding James C. Campbell) that owns beneficially or of record, or both, securities of the Company that are equal to one percent (1%) or more of the outstanding shares of Company Common Stock on the Closing Date and each other person who is a director of the Company (except Lanette G. Gimbel and Margaret E. von der Schmidt), shall have agreed in writing, in form and substance satisfactory to Purchaser, that for a period of five years from the Closing Date, such Company Stockholder or director will not
(x) compete, directly or indirectly, with Purchaser or its affiliates (including the Company and its subsidiaries) or (y) approach or otherwise solicit any person employed by the Purchaser and its affiliates (including the Company or any of its subsidiaries) on the Closing Date for employment other than by the Purchaser or its affiliates.

               (ii) Each executive officer of the Company and its subsidiaries (including Lanette G. Gimbel but excluding any person who is an executive officer only of LIFECARE Ltd. and not of the Company or any of its other subsidiaries) shall have agreed in writing, in form and substance satisfactory to Purchaser (which may be in the form of an affirmation of an existing agreement with the Company or such subsidiary in form and substance acceptable to Purchaser), that for a period of two years from the later of the Closing Date or termination of such executive officer's employment by the Purchaser and its affiliates (including the Company or such subsidiary), such executive officer will not (x) compete, directly or indirectly, with Purchaser or its affiliates (including the Company and its subsidiaries) or (y) approach or otherwise solicit any person employed by the Purchaser and its affiliates (including the Company or any of its subsidiaries) on the Closing Date for employment other than by the Purchaser or its affiliates.

               (iii) Margaret E. von der Schmidt shall have agreed in writing, in form and substance satisfactory to Purchaser, that for a period of five years from the Closing Date, Ms. von der Schmidt will not (x) compete, directly or indirectly, with Purchaser or its affiliates (including the Company and its subsidiaries) in the area of ventilatory equipment (excluding accessories) (which exclusion is in recognition of Ms. von der Schmidt's current employment) or (y) approach or otherwise solicit any person employed by the Purchaser and its affiliates (including the Company or any of its subsidiaries) on the Closing Date for employment other than by the Purchaser or its affiliates.

               (e) Consents.  The Company shall have obtained consents, waivers
                   --------
or approvals required in respect of the Contracts listed in Section 3.12(b) of the Company Disclosure Schedule, except for those consents, waivers or approvals which, if not obtained, would not have a Material Adverse Effect on the Company.

               (f) Employment Agreement.  The Company shall have entered into an
                   --------------------
employment agreement with Geoffrey Waters on terms and conditions reasonably acceptable to Purchaser and Mr. Waters.

               (g) Environmental Audit.  Purchaser shall have received an
                   -------------------
update of the Phase I Environmental Audit dated May 2, 1994 prepared by Empire Laboratories Inc. covering the property and operations at the Company's Westminster, Colorado facility and the results of such updated Audit shall be reasonably satisfactory to Purchaser.

               (h) Verification of Rental Pool.  Purchaser shall have received
                   ---------------------------
verification in form and substance reasonably satisfactory to Purchaser that at least 98% of all Rental Pool Equipment under lease as of the Closing Date is, as of such date, in service and generating rental income that can be substantiated by cash receipts from the lessees, subject to processing time for additions to and deletions from the Rental Pool Equipment in the normal course of business.

               (i) Resignation of Directors.  Purchaser shall have received
                   ------------------------
written resignations from each of the Directors of the Company and each of its subsidiaries effective as of the Closing Date.

          Section 7.3  Additional Conditions to Obligations of the Company.  The
                       ---------------------------------------------------
obligations of the Company to effect the Transaction is subject to the satisfaction of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

               (a) Representations and Warranties.  The representations and
                   ------------------------------
warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for changes contemplated by this Agreement; and the Company shall have received a certificate signed on behalf of Purchaser by the Chief Executive Officer and the Chief Financial Officer of Purchaser to such effect.

               (b) Performance of Obligations of Purchaser.  Purchaser shall
                   ---------------------------------------
have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and the Company shall have received a certificate signed on behalf of Purchaser by the Chief Executive Officer and the Chief Financial Officer of Purchaser to such effect.

               (c) Opinions.  Purchaser shall have delivered to the Company the
                   --------
opinion of Reed Smith Shaw & McClay, counsel to Purchaser, dated the Closing Date, covering the matters set forth on Exhibit C hereto. In rendering such opinion, Reed Smith Shaw & McClay may receive and rely upon representations contained in any certificate of the Purchaser as it deems appropriate.


                                 ARTICLE VIII

                         SURVIVAL AND INDEMNIFICATION

          Section 8.1  Survival.
                       --------

               (a) The respective representations and warranties of the Company and the Company Stockholders, on the one hand, and Purchaser, on the other hand, contained in Article III and Article IV, respectively, shall survive the Closing and shall remain in full force and effect thereafter until the date three years after the Closing Date (as of which date they shall terminate); provided, (i)
                                                                --------
the representations and warranties of the Company and the Company Stockholders contained in Sections 3.2 and 3.24 shall survive the Closing and shall remain in full force and effect thereafter; and (ii) the representations and warranties of the Company and the Company Stockholders contained in

Sections 3.10 and 3.18 shall survive the Closing and shall remain in full force and effect thereafter until the expiration of the applicable statute of limitations period, as extended.

               (b) The respective covenants and agreements of the Company and Purchaser, contained in this Agreement shall survive the Closing and shall be fully effective and enforceable for the periods therein indicated (as of the end of which period they shall terminate) or, where not indicated, forever.

               (c) Neither Purchaser nor the Company Stockholders shall be entitled to any indemnification under Section 8.2 or 8.3, respectively, with respect to any breach of a representation or warranty, covenant or agreement after the termination thereof pursuant to Section 8.1(a) or (b), except for claims previously asserted pursuant to Section 8.4(a).

          Section 8.2  Indemnification by the Company Stockholders.
                       -------------------------------------------

               (a) The Company Stockholders, on a pro-rata basis, shall indemnify Purchaser and its affiliates and their respective officers, directors, employees and agents against and hold them harmless from any loss, liability, damage, demand, claim, cost, suit, action or cause of action, judgment, award, assessment, interest, penalty or expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' and consultants'
fees) (any of the foregoing being hereinafter referred to individually as a "Loss" and collectively, as "Losses") suffered or incurred by any such indemnified person for or on account of or arising from or in connection with
(i) any misrepresentation or breach of any representation or warranty of the Company and the Company Stockholders contained in Article III of this Agreement, or (ii) any breach or non-fulfillment of any covenant or agreement of the Company Stockholders contained in this Agreement. Solely for the purposes of establishing whether any matter is indemnifiable pursuant to Section 8.2(a)(i) hereof, the accuracy of the representations and warranties made by the Company and the Company Stockholders in this Agreement shall be determined without giving effect to the qualifications to such representations and warranties concerning "materiality" or "Material Adverse Effect".

               (b) No indemnification for any Loss shall be made by the Company Stockholders pursuant to Section 8.2(a) unless the aggregate amount of all Losses suffered or incurred by Purchaser or any of its affiliates or their respective officers, directors, employees or agents exceeds $1,000,000; provided, that if the aggregate amount of such Losses exceeds $1,000,000, then
- --------
the Company Stockholders shall be liable for all such Losses, including the first $1,000,000 thereof. Any other provision of this Agreement notwithstanding, in no event shall the aggregate obligation of the Company Stockholders herein exceed $10,000,000

(the "Stockholders' Indemnification Cap"); provided, that the Stockholders'
                                           --------
Indemnification Cap shall equal the Purchase Price in the case of Losses suffered or incurred by Purchaser or any of its affiliates or their respective officers, directors, employees or agents in connection with or as a result of misrepresentations or breach of the representations and warranties contained in Sections 3.10, 3.18, 3.21, 3.25 and 3.26 or willful misconduct or fraud by the Company, the Company Stockholders or any of their respective officers, directors, employees or agents. No claim for indemnification under this section shall be made unless the claim individually is for an amount in excess of $25,000; provided, that such de minimis exception shall not apply to breaches of
         --------
the representations and warranties contained in Sections 3.8(a), 3.27 and 3.29.

               (c) Execution of this Agreement by the Company Stockholders shall constitute their appointment of James C. Campbell to act as their representative (the "Stockholders' Representative") pursuant to the terms and conditions set forth in this Agreement, and Mr. Campbell hereby accepts such appointment. If Mr. Campbell becomes incapacitated or dies, then the Company Stockholders shall appoint a new Stockholders' Representative, subject to approval by Purchaser, which consent shall not be unreasonably withheld.

          Section 8.3  Indemnification by Purchaser.
                       ----------------------------

               (a) Purchaser shall indemnify the Company Stockholders and hold them harmless from any Losses suffered or incurred by any such indemnified person for or on account of or arising from or in connection with (i) misrepresentation or any breach of any representation or warranty of Purchaser contained in Article IV of this Agreement or (ii) any breach or non-fulfillment of any covenant or agreement of Purchaser contained in this Agreement. Solely for the purposes of establishing whether any matter is indemnifiable pursuant to
Section 8.3(a)(i) hereof, the accuracy of the representations and warranties made by the Purchaser in this Agreement shall be determined without giving effect to the qualifications to such representations and warranties concerning "materiality" or "material adverse effect".

               (b) No indemnification for any Loss shall be made by Purchaser pursuant to Section 8.3(a) until the aggregate amount of all Losses suffered or incurred by the Company Stockholders exceeds $1,000,000; provided, that if the
                                                         --------
aggregate amount of such Losses exceeds $1,000,000, then the Purchaser shall be liable for all such Losses, including the first $1,000,000 thereof. Any other provision of this Agreement notwithstanding, in no event shall the aggregate obligation of the Purchaser herein exceed $10,000,000 (the "Purchaser's Indemnification Cap"); provided, that the Purchaser's Indemnification Cap shall
                       --------
equal the Purchase Price in the case of Losses suffered or incurred by Company

Stockholders in connection with or as a result of willful misconduct or fraud by the Purchaser. No claim for indemnification under this section shall be made unless the claim individually is for an amount in excess of $25,000.

          Section 8.4  Procedures Relating to Indemnification.
                       --------------------------------------

               (a) An indemnified person under Section 8.2 or 8.3 (the "Indemnified Party") shall give prompt written notice to an indemnifying party (the "Indemnifying Party") of any Loss in respect of which such Indemnifying Party has a duty to indemnify such Indemnified Party under Section 8.2 or 8.3 (a "Claim"), specifying in reasonable detail the nature of the Loss for which indemnification is sought, the section or sections of this Agreement to which the Claim relates, and, if practicable, the amount of such Claim, except that any delay or failure so to notify the Indemnifying Party shall only relieve the Indemnifying Party of its obligations hereunder to the extent, if at all, that it is prejudiced by reason of such delay or failure. For purposes of this
Section 8.4, the Indemnified Party under Section 8.3 and the Indemnifying Party under Section 8.2 shall mean the Stockholders' Representative.

               (b) If a Claim is brought or asserted by a third party (a "Third-Party Claim"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in such Third-Party Claim and participate in such defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party. If the Indemnifying Party fails to assume the defense of any Third-Party Claim within 20 days after notice thereof, the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such Third-Party Claim for the account of the Indemnifying Party to assume the defense of such Third-Party Claim with counsel reasonably satisfactory to the Indemnified Party at any time prior to the compromise, settlement or final determination thereof (except that the Stockholders' Representative shall not have the right to assume the defense of any Third-Party Claim the defense of which is not assumed within 20 days after notice thereof). Anything in this Section 8.4 to the contrary notwithstanding, the Indemnifying Party shall not, without the Indemnified Party's prior written consent, settle or compromise any Third-Party Claim or consent to the entry of any judgment with respect to any Third-Party Claim which would have an adverse effect on the Indemnified Party. The Indemnifying Party may, without the Indemnified Party's prior written consent, compromise or settle in good faith any such Third-Party Claim or consent to entry of any judgment with respect to any Third-Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Third-Party Claim.

               (c) With respect to any Claim other than a Third-Party Claim, the Indemnifying Party shall have 20 days from receipt of notice from the Indemnified Party of such Claim within which to respond thereto. If the Indemnifying Party does not respond within such 20-day period, the Indemnifying Party shall be deemed to have accepted responsibility to make payment and shall have no further right to contest the validity of such Claim. If the Indemnifying Party notifies the Indemnified Party within such 20-day period that it rejects such Claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party under applicable law.


                                  ARTICLE IX

                        TERMINATION; FEES AND EXPENSES

          Section 9.1  Termination.  This Agreement may be terminated at any
                       -----------
time prior to the Closing Date, (with respect to Sections 9.1(b) through 9.1(e), by written notice by the terminating party to the other parties):

               (a) by mutual written consent of Purchaser and the Company;

               (b) by either Purchaser or the Company if the Transaction shall not have been consummated by November 7, 1996 (provided that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Transaction to occur on or before such date);

               (c) by either Purchaser or the Company if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, ruling or injunction or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction;

               (d) by Purchaser in the event that any action is taken that is prohibited by Section 6.1;

               (e) by Purchaser or the Company, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach shall not have been cured, in the case of a representation or warranty, prior to the Closing or, in the case of a covenant or agreement, within 10 business days following receipt by the breaching party of written notice of such breach from the other party.

          Section 9.2  Effect of Termination.  In the event of termination of
                       ---------------------
this Agreement as provided in Section 9.1, this

Agreement shall immediately become void and there shall be no liability or obligation on the part of Purchaser, the Company, the Company Stockholders or their respective officers, directors, stockholders or affiliates, except as set forth in Section 9.3 and further except to the extent that such termination results from the willful breach by a party of any of its representations, warranties or covenants set forth in this Agreement; provided that Section 9.3 and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement. Notwithstanding the foregoing, the Company and the Company Stockholders acknowledge and agree that a wrongful failure by the Company or the Company Stockholders to satisfy their obligations hereunder and to consummate the Transaction in accordance with the terms hereof shall result in immediate and irreparable harm to Purchaser not subject to remedy through monetary damages, and the Company and the Company Stockholders hereby agree that Purchaser shall be entitled to obtain injunctive relief in the event of such wrongful failure by the Company or the Company Stockholders.

          Section 9.3  Fees and Expenses.  Whether or not the transactions
                       -----------------
contemplated by this Agreement shall be consummated, all fees and expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. All fees and expenses payable by the Company and/or the Company Stockholders to Alex. Brown & Sons Incorporated and Gorsuch Kirgis in connection with the Transaction and the preparation and negotiation of this Agreement shall be paid by the Company Stockholders (and not the Company) at the Closing.


                                   ARTICLE X

                                 MISCELLANEOUS

          Section 10.1  Amendment.  This Agreement may be amended by the parties
                        ---------
hereto, at any time before the Closing Date. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          Section 10.2  Extension; Waiver.  At any time prior to the Closing
                        -----------------
Date, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

          Section 10.3  Notices.  All notices and other communications hereunder
                        -------
shall be in writing and shall be deemed
given if delivered personally or by next-day courier or telecopied with confirmation of receipt to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice). Any such notice or other communication shall be effective upon receipt, if personally delivered or telecopied, or one day after delivery to a courier for next-day delivery.

               (a)  if to Purchaser, to

                    Respironics, Inc.
                    1001 Murry Ridge Drive
                    Murrysville, PA  15668-8550
                    Attention:  Steven P. Fulton, General Counsel
                    Telecopy:   412-733-5893

                    with a copy to:

                    Reed Smith Shaw & McClay
                    435 Sixth Avenue
                    Pittsburgh, PA  15219
                    Attention:  Arlie R. Nogay, Esquire
                    Telecopy:   412-288-3063

               (b)  if to the Company, to

                    LIFECARE International, Inc.
                    Park Centre
                    1401 West 122nd Avenue
                    Westminster, CO  80234-3421
                    Attention:  President
                    Telecopy:   303-255-9000

                    with a copy to:

                    Gorsuch Kirgis L.L.C.
                    1401 17th Street, Suite 1100
                    Denver, CO 80202
                    Attention: John J. King, Jr.
                    Telecopy: 303/298-0215

               (c)  if to the Stockholders' Representative, to

                    James C. Campbell
                    1777 Larimer Street
                    Apt. 1310
                    Denver, CO  80202
                    Telecopy:   303-292-3536
                    with a copy to:

                    Gorsuch Kirgis L.L.C.
                    1401 17th Street, Suite 1100
                    Denver, CO 80202
                    Attention: John J. King, Jr.
                    Telecopy: 303/298-0215

          Section 10.4  Interpretation.  When a reference is made in this
                        --------------
Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

          Section 10.5  Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          Section 10.6  Entire Agreement; No Third-Party Beneficiaries.  This
                        ----------------------------------------------
Agreement, the Confidentiality Agreement, and the documents and the instruments referred to herein (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral; among the parties with respect to the subject matter hereto and (b) except as provided in Sections 8.2 and 8.3, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          Section 10.7  Governing Law.  This Agreement shall be governed and
                        -------------
construed in accordance with the laws of the State of Colorado without regard to any applicable conflicts of law.

          Section 10.8  Severability.  In case any one or more of the provisions
                        ------------
contained in this Agreement should be invalid, illegal or unenforceable in any respect against a party hereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and such invalidity, illegality or unenforceable shall only apply as to such party in the specific jurisdiction where such judgment shall be made.

          Section 10.9  Assignment; Successors, Assigns and Heirs.  Neither this
                        -----------------------------------------
Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties (the Company Stockholders acting through the Stockholders' Representative).

Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, assigns, heirs, executors and personal representatives.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    RESPIRONICS, INC.


                                    By: /s/ Dennis S. Meteny
                                       -----------------------------------------

                                    Title: President & CEO
                                          --------------------------------------


                                    LIFECARE INTERNATIONAL, INC.


                                    By:  /s/ James C. Campbell
                                        ----------------------------------------

                                    Title:  CEO
                                          --------------------------------------

                                    [Signatures of Company Stockholders appear on next page]

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



 /s/ James C. Campbell                Date:  8/22/96
- ------------------------------             ---------------------------
JAMES C. CAMPBELL



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Janice K. Campbell               Date:  8/22/96
- ------------------------------             ---------------------------
JANICE K. CAMPBELL


STATE OF COLORADO             )
                              )     ss.
COUNTY OF                     )


          The foregoing instrument was acknowledged before me this 22nd day of August, 1996, by Janice K. Campbell and James C. Campbell.

          Witness my hand and official seal.

          My commission expires:    6/1/99                        .
                                  --------------------------------



                                    /s/ Cheryl Peterson Hurlbut
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



 /s/ Janice K. Campbell               Date:  8/22/96
- ------------------------------             ---------------------------



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all her shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ James C. Campbell               Date:  8/22/96
- ------------------------------             ---------------------------
JAMES C. CAMPBELL



STATE OF COLORADO             )
                              )     ss.
COUNTY OF                     )


          The foregoing instrument was acknowledged before me this 22nd day of August, 1996, by Janice K. Campbell and James C. Campbell.

          Witness my hand and official seal.

          My commission expires:    6/1/99                        .
                                  --------------------------------



                                    /s/ Cheryl Peterson Hurlbut
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement.



By: /s/ Mildred J. Campbell           Date:  8/21/96
   ---------------------------             ---------------------------
 MILDRED J. CAMPBELL



STATE OF FLORIDA              )
                              )     ss:
COUNTY OF                     )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Mildred J. Campbell.

          Witness my hand and official seal.

          My commission expires:    11/8/98                       .
                                  --------------------------------


                                    /s/ George A. Ruszat
                                  --------------------------------
                                  GEORGE A. RUSZAT

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement.



 /s/ Jeffrey A. Davis                 Date:  8/21/96
- ------------------------------             ---------------------------
JEFFREY A. DAVIS



                               Spouse's Consent

          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Martha Davis                     Date:  8/21/96
- ------------------------------             ---------------------------
MARTHA DAVIS



STATE OF MISSOURI             )
                              )     ss:
COUNTY OF JACKSON             )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Martha Davis and Jeffrey A. Davis.

          Witness my hand and official seal.

          My commission expires:    12/29/98
                                  --------------------------------


                                    /s/ Ruth A. Hakim A.
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



 /s/ Harold R. Ellerington            Date:  8/21/96
- ------------------------------             ---------------------------
HAROLD R. ELLERINGTON



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Marlene H. Ellerington           Date:  8/21/96
- ------------------------------             ---------------------------
MARLENE H. ELLERINGTON


STATE OF COLORADO             )
                              )     ss.
CITY/COUNTY OF DENVER         )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Marlene H. Ellerington and Harold R. Ellerington.

          Witness my hand and official seal.

          My commission expires:    6/1/99                        .
                                  --------------------------------



                                    /s/ Cheryl Peterson Hurlbut
                                  --------------------------------
                                  Notary Public

( SEAL )

                    AGREEMENT FOR PURCHASE AND SALE OF STOCK
                             WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



 /s/ Robert S. Fary                   Date:  8/21/96
- ------------------------------             ---------------------------
ROBERT S. FARY



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Maureen D. Fary                  Date:  8/21/96
- ------------------------------             ---------------------------
MAUREEN D. FARY


STATE OF COLORADO             )
                              )     ss.
CITY/COUNTY OF DENVER         )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Maureen D. Fary and Robert S. Fary.

          Witness my hand and official seal.

          My commission expires:    6/1/99                        .
                                  --------------------------------



                                    /s/ Cheryl Peterson Hurlbut
                                  --------------------------------
                                  Notary Public
( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement.



 /s/ Matthew B. Garber                Date:  8/22/96
- ------------------------------             ---------------------------
MATTHEW B. GARBER



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Tammy Garber                     Date:  8/21/96
- ------------------------------             ---------------------------
TAMMY GARBER


STATE OF PENNSYLVANIA         )
                              )     ss.
COUNTY OF MONTGOMERY          )


          The foregoing instrument was acknowledged before me this 22nd day of August, 1996, by Tammy Garber.

          Witness my hand and official seal.

          My commission expires:    5/2/99                        .
                                  --------------------------------



                                    /s/ Kathleen DePrince
                                  --------------------------------
                                  Notary Public

( SEAL )

STATE OF COLORADO             )
                              )     ss.
COUNTY OF                     )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Matthew B. Garber.

          Witness my hand and official seal.

          My commission expires:    5/2/99                        .
                                  --------------------------------



                                    /s/ Kathleen DePrince
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement.



 /s/ Derek L. Glinsman                Date:  8/22/96
- ------------------------------             ---------------------------
DEREK L. GLINSMAN



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ LaDonna K. Glinsman              Date:  8/22/96
- ------------------------------             ---------------------------
LADONNA K. GLINSMAN


STATE OF                      )
                              )     ss.
COUNTY OF                     )


          The foregoing instrument was acknowledged before me this 22nd day of August, 1996, by LaDonna K. Glinsman and Derek L. Glinsman.

          Witness my hand.

                                    /s/ Geoffrey C. Waters        .
                                  --------------------------------




                                  --------------------------------
                                    Witness

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



 /s/ Bruce D. Harrel                  Date:  8/21/96
- ------------------------------             ---------------------------
BRUCE D. HARREL



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Janis Harrel                     Date:  8/21/96
- ------------------------------             ---------------------------
JANIS HARREL


STATE OF COLORADO             )
                              )     ss.
CITY/COUNTY OF DENVER         )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Bruce D. Harrel and Janis Harrel.

          Witness my hand and official seal.

          My commission expires:    7/19/97                       .
                                  --------------------------------



                                    /s/ Barbara L. Hanson
                                  --------------------------------
                                  Notary Public
( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



 /s/ Rufus R. Jackson                 Date:  8/22/96
- ------------------------------             ---------------------------
RUFUS R. JACKSON



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Alma J. Jackson                  Date:  8/22/96
- ------------------------------             ---------------------------
ALMA J. JACKSON



STATE OF TEXAS                )
                              )     ss.
COUNTY OF HARRIS              )


          The foregoing instrument was acknowledged before me this 22nd day of August, 1996, by Alma J. Jackson and Rufus R. Jackson.

          Witness my hand and official seal.

          My commission expires:    10/28/99                      .
                                  --------------------------------



                                    /s/ Karen Stephem
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



By: /s/ Richard O. Roe                Date:  8/21/96
   ---------------------------             ---------------------------



STATE OF COLORADO             )
                              )     ss.
CITY/COUNTY OF DENVER         )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Richard O. Roe.

          Witness my hand and official seal.

          My commission expires:    7/19/97                       .
                                  --------------------------------



                                    /s/ Barbara L. Hanson
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



 /s/ James R. Seeley                  Date:  8/22/96
- ------------------------------             ---------------------------
JAMES R. SEELEY



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Linda J. Seeley                  Date:  8/21/96
- ------------------------------             ---------------------------
LINDA J. SEELEY



STATE OF COLORADO             )
                              )     ss.
CITY/COUNTY OF DENVER         )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Linda J. Seeley.

          Witness my hand and official seal.

          My commission expires:    6/1/99                        .
                                  --------------------------------



                                    /s/ Cheryl Peterson Hurlbut
                                  --------------------------------
                                  Notary Public

( SEAL )

STATE OF ILLINOIS             )
                              )     ss:
COUNTY OF LAKE                )



          The foregoing instrument was acknowledged before me this 22nd day of August, 1996, by James R. Seeley.

          Witness my hand and official seal.

          My commission expires:    4/8/97                        .
                                  --------------------------------


                                    /s/ Marlene S. Huff
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement.



 /s/ Richard A. Tharp                 Date:  8/21/96
- ------------------------------             ---------------------------
RICHARD A. THARP



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Melinda Tharp                    Date:  8/21/96
- ------------------------------             ---------------------------
MELINDA THARP


STATE OF COLORADO             )
                              )     ss.
COUNTY OF BOULDER             )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Richard A. Tharp and Melinda Tharp.

          Witness my hand and official seal.

          My commission expires:    4/13/99                       .
                                  --------------------------------



                                    /s/ Jacklynne E. Word
                                  --------------------------------
                                  Notary Public

( SEAL )

                   LIFECARE INTERNATIONAL, INC. SHAREHOLDER



 /s/ Geoffrey C. Waters               Date:  8/16/96
- ------------------------------             ---------------------------
GEOFFREY C. WATERS



                               Spouse's Consent


          I acknowledge that I have rad the foregoing Agreement and that I know its contents. I am aware that by its provisions my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale, approve the provisions of the Agreement, and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Karin D. Waters                  Date:  8/20/96
- ------------------------------             ---------------------------
KARIN D. WATERS



STATE OF COLORADO             )
                              )     ss:
COUNTY OF ADAMS               )


          The foregoing instrument was acknowledged before me this 16th day of August, 1996, by Geoffrey C. Waters.

          Witness my hand and official seal.

          My commission expires:    8/24/98                       .
                                  --------------------------------



                                    /s/ Janelle Andrews
                                  --------------------------------
                                  Notary Public

STATE OF COLORADO             )
                              )  ss:
COUNTY OF ADAMS               )


          The foregoing instrument was acknowledged before me this 20th day of August, 1996, by Karin D. Waters.

          Witness my hand and official seal.

          My commission expires:    8/15/98                       .
                                  --------------------------------


                                    /s/ Susan Gonzales
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



 /s/ Gregory W. Young                 Date:  8/21/96
- ------------------------------             ---------------------------
GREGORY W. YOUNG



                               Spouse's Consent


          I acknowledge that under the above-referenced Agreement my spouse agrees to sell all his shares of the Company, on the occurrence of certain events. I hereby consent to the sale and agree that those shares and any interest that I might have in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares.



 /s/ Diane O. Young                   Date:  8/21/96
- ------------------------------             ---------------------------
DIANE O. YOUNG


STATE OF COLORADO             )
                              )     ss.
CITY/COUNTY OF DENVER         )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Diane O. Young and Gregory W. Young.

          Witness my hand and official seal.

          My commission expires:    7/19/97                       .
                                  --------------------------------



                                    /s/ Barbara L. Hanson
                                  --------------------------------
                                  Notary Public
( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.


THE GATHERING PLACE ENDOWMENT FUND



By: /s/ Nikki Parker                  Date:  8/21/96
   ---------------------------             ---------------------------
 NIKKI PARKER, President The
 Gathering Place Endowment Fund, Trustee



STATE OF COLORADO             )
                              )     ss.
CITY/COUNTY OF DENVER         )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, by Nikki Parker, as President The Gathering Place Endowment Fund, Trustee.

          Witness my hand and official seal.

          My commission expires:    6/1/99                        .
                                  --------------------------------



                                    /s/ Cheryl Peterson Hurlbut
                                  --------------------------------
                                  Notary Public

( SEAL )

                   AGREEMENT FOR PURCHASE AND SALE OF STOCK
                            WITH RESPIRONICS, INC.


          The undersigned shareholder of LIFECARE International, Inc., hereby agrees to the above referenced Agreement dated August 21, 1996.



By: /s/ Timothy A. Jones              Date:  August 21, 1996
   ---------------------------             ---------------------------
 TIMOTHY A. JONES

       Treasurer
- ------------------------------
Title



STATE OF COLORADO             )
                              )     ss.
CITY/COUNTY OF DENVER         )


          The foregoing instrument was acknowledged before me this 21st day of August, 1996, Timothy A. Jones, as Treasurer of The University of Colorado Foundation, Inc.

          Witness my hand and official seal.

          My commission expires:    7/19/97                       .
                                  --------------------------------



                                    /s/ Barbara L. Hanson
                                  --------------------------------
                                  Notary Public

( SEAL )